Exhibit 99.1
NEWS BULLETIN

M.D.C. HOLDINGS, INC.	RICHMOND AMERICAN HOMES
HOMEAMERICAN MORTGAGE
FOR IMMEDIATE RELEASE
THURSDAY, APRIL 26, 2007

Contacts:	Paris G. Reece III	Robert N. Martin	Alison Schuller
	Chief Financial Officer	Investor Relations	Corporate Communications
	(303) 804-7706	(720) 977-3431	(720) 977-3554
	greece@mdch.com	bob.martin@mdch.com	alison.schuller@mdch.com
M.D.C. HOLDINGS ANNOUNCES FIRST QUARTER 2007 RESULTS
•	Net loss of $94.4 million; diluted loss per share of $2.07

•	Pre-tax loss of $143.7 million; includes asset impairments and project cost write-offs of $145.4 million

•	Cash flow from operations of $149.3 million; $633.2 million over the last three quarters

•	Quarter-end cash of $631 million; no borrowings on homebuilding line of credit

•	Ending cash and available borrowing capacity of $1.87 billion

•	Only 422 finished speculative homes in inventory at quarter-end

•	Total revenue of $745 million; $1.15 billion in 2006

•	Closed 2,001 homes at an average selling price of $355,700

•	Net orders for 2,558 homes valued at $902.0 million

•	Quarter-end backlog of 4,195 homes valued at $1.50 billion
     DENVER, Thursday, April 26, 2007 — M.D.C. Holdings, Inc. (NYSE: MDC) today announced a net loss for the quarter ended March 31, 2007 of $94.4 million, or $2.07 per diluted share, which included pre-tax charges of $141.4 million for asset impairments and $4.0 million for write-offs of deposits and pre-acquisition costs associated with land option contracts the Company does not intend to pursue. Net income for the first quarter of 2006 was $95.4 million, or $2.08 per diluted share. Total revenue for the first quarter was $745 million, compared with revenue of $1.15 billion for the same period in 2006.
     Larry A. Mizel, MDC’s chairman and chief executive officer, stated, “The weakened demand for new homes experienced in 2006 continued throughout the first quarter of 2007, with most of our markets reporting lower orders for new homes compared to a year earlier. Many prospective homebuyers hesitated in making purchase decisions because of uncertainties in the stability of home prices. Competition for new home orders continued at a high level, caused in
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M.D.C. HOLDINGS, INC.
part by expanding new and existing home inventories. In addition, new issues emerged in the mortgage industry that caused a tightening of sub-prime and Alt-A lending standards, which negatively impacted net home orders in March. The existence of these factors in most of our markets required us and our peers to increase the use of incentives to sell homes, which contributed significantly to our first quarter net loss.”
     Mizel continued, “While awaiting signs of stabilization for our industry, we have continued to take actions that strengthen our balance sheet, improve our financial position and further prepare us to respond to opportunities that may emerge in this difficult homebuilding environment. In addition to reducing our supply of controlled lots by more than 10% since the beginning of the year, we generated almost $150 million in operating cash flow during the first quarter, contributing to a 47% year-over-year increase in our cash and available borrowing capacity to almost $1.9 billion. We ended the quarter with over $630 million in cash on hand and no borrowings under our homebuilding line of credit, and our debt-to-capital ratio declined year-over-year and continued to rank among the industry’s lowest.”
Homebuilding Results
     Homebuilding loss before taxes for the quarter ended March 31, 2007 was $138.9 million, compared with income before taxes of $170.9 million for the same period in 2006. This pre-tax difference was driven in large part by the asset impairment charges discussed above, as well as significant declines in home closings and home gross margins from the first quarter levels achieved during the same period in 2006. These income decreases were offset partially by the impact of reduced homebuilding commissions, marketing, general and administrative expense (“SG&A”) in the 2007 first quarter. The Company closed 2,001 homes and produced home gross margins of 15.8% in the 2007 first quarter, compared with 3,198 home closings and home gross margins of 27.1% for the comparable period in 2006. Average selling prices reached $355,700 for the quarter, up $6,400 from the same period in 2006, while SG&A decreased to $113.3 million from $133.6 million for the prior year first quarter.
     Paris G. Reece III, MDC’s executive vice president and chief financial officer, said, “Because the spring selling season did not materialize as anticipated, we continued to provide incentives and lower prices in many of our markets to encourage homebuyer demand, in many cases in response to actions taken by our competitors. As a result, we have reduced our performance expectations with respect to certain subdivisions, leading to $115 million of impairments to land inventory and $26 million of impairments to work in process inventory in the first quarter. Nearly all of the impairments occurred in California, Nevada and Florida, with California alone accounting for over 60% of the total charge. In total, more than 3,200 lots in 52 subdivisions were impaired. The quarter-end book value of these subdivisions after the impairments was $381 million, including $203 million of land and $178 million of work in process.”
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M.D.C. HOLDINGS, INC.
     Reece concluded, “Our general and administrative expenses declined year-over-year in the 2007 first quarter by 19%, reflecting reduced employee-related costs resulting from our continued efforts to right-size our homebuilding operations in view of current market conditions. While commissions declined approximately in line with the decreases in home sales revenue, advertising expenses were almost the same as the 2006 first quarter, as we maintained an intense marketing program designed to improve homebuyer traffic in response to the continuing competitive home selling environment in most of our markets.”
Financial Services and Other Results
     Income before taxes from the Company’s Financial Services and Other segment for the quarter ended March 31, 2007 was $7.5 million, compared with $11.2 million for the same period in the previous year. The decrease primarily resulted from lower gains on sales of mortgage loans, as the dollar volumes of mortgage loan originations and mortgage loans sold declined in line with builder home closings.
Home Orders and Backlog
     MDC received orders, net of cancellations, for 2,558 homes with an estimated sales value of $902 million during the 2007 first quarter, compared with net orders for 3,800 homes with an estimated sales value of $1.36 billion during the same period in 2006. Net home orders declined year-over-year in all of the Company’s markets except the Delaware Valley, with the largest unit decreases occurring in the West and Mountain homebuilding segments. During the 2007 first quarter, the Company’s order cancellation rate rose to approximately 35%, compared with the 31% rate experienced during the same period in 2006. The Company ended the first quarter of 2007 with a backlog of 4,195 homes, compared with a backlog of 7,134 homes at March 31, 2006. The estimated sales value of backlog at the end of the 2007 first quarter was $1.50 billion, compared with $2.70 billion at March 31, 2006.
     MDC, whose subsidiaries build homes under the name “Richmond American Homes,” is one of the top ten homebuilders in the United States, based on 2006 revenue. The Company also provides mortgage financing, primarily for MDC’s homebuyers, through its wholly owned subsidiary HomeAmerican Mortgage Corporation. MDC, a Fortune 500 Company, is a major regional homebuilder with a significant presence in Colorado, Jacksonville, Las Vegas, Maryland, Northern California, Northern Virginia, Phoenix, Salt Lake City, Southern California and Tucson. MDC also has established operating divisions in Chicago, Philadelphia/Delaware Valley and West Florida. For more information about our Company, please visit RichmondAmerican.com.
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M.D.C. HOLDINGS, INC.
Forward-Looking Statements
     Certain statements in this release, including statements regarding our business, financial condition, results of operation, cash flows, strategies and prospects, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, (1) general economic and business conditions, including changes in cancellation rates, net home orders, home gross margins, and land and home values; (2) changes in interest rates and mortgage lending programs; (3) the relative stability of debt and equity markets; (4) competition; (5) the availability and cost of land and other raw materials used by the Company in its homebuilding operations; (6) the availability and cost of performance bonds and insurance covering risks associated with our business; (7) shortages and the cost of labor; (8) weather related slowdowns; (9) slow growth initiatives; (10) building moratoria; (11) governmental regulation, including the interpretation of tax, labor and environmental laws; (12) changes in consumer confidence and preferences; (13) required accounting changes; (14) terrorist acts and other acts of war; and (15) other factors over which the Company has little or no control. Additional information about the risks and uncertainties applicable to the Company’s business is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the Securities and Exchange Commission. All forward-looking statements made in this press release are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this press release will increase with the passage of time. The Company undertakes no duty to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. However, any further disclosures made on related subjects in our subsequent filings, releases or presentations should be consulted.
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M.D.C. HOLDINGS, INC.
Consolidated Statements of Income
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	March 31,
	2007	2006
REVENUE
Home sales revenue	$711,800	$1,117,155
Land sales revenue	6,034	1,837
Other revenue	27,290	26,433

Total Revenue	745,124	1,145,425

COSTS AND EXPENSES
Home cost of sales	599,199	814,849
Land cost of sales	5,107	1,774
Asset impairments	141,422	600
Marketing expenses	29,079	29,035
Commission expenses	23,250	32,843
General and administrative expenses	90,657	111,266
Related party expenses	91	2,577

Total Costs and Expenses	888,805	992,944

(Loss) income before income taxes	(143,681)	152,481
Benefit (provision) for income taxes	49,283	(57,060)

NET (LOSS) INCOME	$(94,398)	$95,421

(LOSS) EARNINGS PER SHARE
Basic	$(2.07)	$2.13

Diluted	$(2.07)	$2.08

WEIGHTED-AVERAGE SHARES
Basic	45,501	44,820

Diluted	45,501	45,970

DIVIDENDS DECLARED PER SHARE	$0.25	$0.25

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M.D.C. HOLDINGS, INC.
Consolidated Balance Sheets
(Dollars in thousands, except per share amounts)
(Unaudited)

	March 31,	December 31,
	2007	2006
ASSETS
Cash and cash equivalents	$630,681	$507,947
Restricted cash	2,546	2,641
Home sales receivables	69,255	143,936
Mortgage loans held in inventory, net	150,356	212,903
Inventories
Housing completed or under construction	1,171,137	1,178,671
Land and land under development	1,341,804	1,575,158
Property and equipment, net	41,503	44,606
Deferred income taxes	174,590	124,880
Prepaid expenses and other assets, net	107,593	119,133

Total Assets	$3,689,465	$3,909,875

LIABILITIES
Accounts payable	$132,905	$171,005
Accrued liabilities	367,362	418,953
Income taxes payable	11,602	28,485
Related party liabilities	701	2,401
Homebuilding line of credit	—	—
Mortgage line of credit	100,703	130,467
Senior notes, net	996,782	996,682

Total Liabilities	1,610,055	1,747,993

COMMITMENTS AND CONTINGENCIES	—	—

STOCKHOLDERS’ EQUITY
Preferred stock, $0.01 par value; 25,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value; 250,000,000 shares authorized; 45,708,000 and 45,694,000 issued and outstanding, respectively, at March 31, 2007 and 45,179,000 and 45,165,000 issued and outstanding, respectively, at December 31, 2006	457	452
Additional paid-in capital	783,873	760,831
Retained earnings	1,296,742	1,402,261
Accumulated other comprehensive loss	(1,003)	(1,003)
Less treasury stock, at cost; 14,000 shares at March 31, 2007 and December 31, 2006	(659)	(659)

Total Stockholders’ Equity	2,079,410	2,161,882

Total Liabilities and Stockholders’ Equity	$3,689,465	$3,909,875

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M.D.C. HOLDINGS, INC.
Information on Segments
(Dollars in thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2007	2006
REVENUE
West	$454,654	$687,246
Mountain	145,191	163,190
East	61,355	147,181
Other Homebuilding	64,860	125,887

Total Homebuilding	726,060	1,123,504
Financial Services and Other	19,570	23,642
Corporate	5,433	432
Intercompany Adjustments	(5,939)	(2,153)

Consolidated	$745,124	$1,145,425

(LOSS) INCOME BEFORE INCOME TAXES
West	$(125,391)	$122,063
Mountain	10,971	8,635
East	(4,386)	35,318
Other Homebuilding	(20,131)	4,882

Total Homebuilding	(138,937)	170,898
Financial Services and Other	7,517	11,184
Corporate	(12,261)	(29,601)

Consolidated	$(143,681)	$152,481

ASSET IMPAIRMENTS
West	$121,902	$—
Mountain	654	—
East	2,567	—
Other Homebuilding	16,297	600

Total Homebuilding	$141,420	$600

Realized Benefit of Prior-Period Asset Impairment	$9,213	$—

	March 31,	December 31,
	2007	2006
TOTAL ASSETS
West	$1,604,053	$1,869,442
Mountain	525,298	535,554
East	320,779	333,902
Other Homebuilding	232,328	266,326

Total Homebuilding	2,682,458	3,005,224
Financial Services and Other	177,810	246,734
Corporate	829,197	657,917

Consolidated	$3,689,465	$3,909,875

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M.D.C. HOLDINGS, INC.
Selected Financial Data
(Dollars in thousands)
(Unaudited)

	Three Months Ended
	March 31,		Change
	2007	2006	Amount	%
SELECTED FINANCIAL DATA

General and Administrative Expenses
Homebuilding Operations	$60,999	$71,681	$(10,682)	-15%
Financial Services and Other Operations	$12,058	$12,129	$(71)	-1%
Corporate	$17,600	$27,456	$(9,856)	-36%
SG&A as a Percent of Home Sales Revenue
Homebuilding Operations	15.9%	12.0%	3.9%
Corporate	2.5%	2.6%	-0.1%
Depreciation and Amortization	$11,820	$13,628	$(1,808)	-13%
Home Gross Margins (1)	15.8%	27.1%	-11.3%
Cash Provided by (Used in) Operating Activities	$149,323	$(108,443)	$257,766
Cash Used in Investing Activities	$(710)	$(1,638)	$928
Cash (Used in) Provided by Financing Activities	$(25,879)	$61,289	$(87,168)
Ending Unrestricted Cash and Available Borrowing Capacity	$1,868,783	$1,267,845	$600,938	47%
Corporate and Homebuilding Interest
Interest Capitalized During the Period	$14,441	$14,841	$(400)	-3%
Interest in Home and Land Cost of Sales for the Period	$13,285	$9,618	$3,667	38%
Interest in Home Cost of Sales as a Percent of Home Sales Revenue	1.9%	0.9%	1.0%
Interest Capitalized in Inventories at End of Period	$51,811	$47,222	$4,589	10%

HOMEAMERICAN OPERATING ACTIVITIES
Principal Amount of Mortgage Loans Originated	$351,033	$526,231	$(175,198)	-33%
Principal Amount of Mortgage Loans Brokered	$118,342	$157,243	$(38,901)	-25%
Capture Rate	58%	56%	2%
Including Brokered Loans	77%	72%	5%
Mortgage Products (% of Loans Originated)
Fixed Rate	69%	49%	20%
Adjustable Rate — Interest Only	27%	44%	-17%
Adjustable Rate — Other	4%	7%	-3%
Prime Loans (2)	59%	59%	0%
Alt-A Loans (3)	35%	34%	1%
Government Loans	5%	5%	0%
Sub-Prime Loans (4)	1%	2%	-1%

(1)	Home sales revenue less home cost of sales (excluding commissions, amortization of deferred marketing and asset impairments) as a percent of home sales revenue.

(2)	Prime loans are defined as loans with FICO scores greater than 620 and that comply in all ways with the documentation standards of the government sponsored enterprise guidelines.

(3)	Alt-A loans are defined as loans that would otherwise qualify as prime loans except that they do not comply in all ways with the government sponsored enterprise guidelines.

(4)	Sub-prime loans are loans that have FICO scores of less than or equal to 620.
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M.D.C. HOLDINGS, INC.
Homebuilding Operational Data
(Dollars in thousands)
(Unaudited)

	March 31,	December 31,	March 31,
	2007	2006	2006
HOMES COMPLETED OR UNDER CONSTRUCTION
Unsold Homes Under Construction — Final	422	476	261
Unsold Homes Under Construction — Frame	480	573	531
Unsold Homes Under Construction — Foundation	310	400	346

Total Unsold Homes Under Construction	1,212	1,449	1,138
Sold Homes Under Construction	2,677	2,430	4,934
Model Homes	792	757	709

Homes Completed or Under Construction	4,681	4,636	6,781

LOTS OWNED (excluding homes completed or under construction)

Arizona	5,701	6,368	7,686
California	2,508	2,802	3,622
Nevada	2,416	2,747	4,139

West	10,625	11,917	15,447

Colorado	3,274	3,479	3,508
Utah	987	1,185	1,295

Mountain	4,261	4,664	4,803

Maryland	492	528	624
Virginia	600	643	784

East	1,092	1,171	1,408

Delaware Valley	261	265	402
Florida	1,033	1,093	1,458
Illinois	268	287	380
Texas	—	13	365

Other Homebuilding	1,562	1,658	2,605

Total	17,540	19,410	24,263

LOTS UNDER OPTION
Arizona	575	744	3,592
California	157	387	1,921
Nevada	117	250	665

West	849	1,381	6,178

Colorado	931	801	2,064
Utah	91	91	454

Mountain	1,022	892	2,518

Maryland	992	960	1,148
Virginia	2,148	2,381	3,231

East	3,140	3,341	4,379

Delaware Valley	644	683	1,277
Florida	1,436	1,800	2,686
Illinois	—	—	186
Texas	—	—	80

Other Homebuilding	2,080	2,483	4,229

Total	7,091	8,097	17,304

Non-refundable Option Deposits
Cash	$15,649	$20,228	$44,108
Letters of Credit	14,422	14,224	19,240

Total Non-refundable Option Deposits	$30,071	$34,452	$63,348

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M.D.C. HOLDINGS, INC.
Homebuilding Operational Data
(Dollars in thousands)
(Unaudited)

	Three Months Ended
	March 31,		Change
	2007	2006	Amount	%
HOMES CLOSED (UNITS)
Arizona	652	778	(126)	-16%
California	328	464	(136)	-29%
Nevada	313	675	(362)	-54%

West	1,293	1,917	(624)	-33%

Colorado	164	399	(235)	-59%
Utah	228	173	55	32%

Mountain	392	572	(180)	-31%

Maryland	49	74	(25)	-34%
Virginia	68	177	(109)	-62%

East	117	251	(134)	-53%

Delaware Valley	46	31	15	48%
Florida	128	252	(124)	-49%
Illinois	14	36	(22)	-61%
Texas	11	139	(128)	-92%

Other Homebuilding	199	458	(259)	-57%

Total	2,001	3,198	(1,197)	-37%

AVERAGE SELLING PRICE PER HOME CLOSED
Arizona	$262.5	$285.2	$(22.7)	-8%
California	540.0	533.3	6.7	1%
Colorado	352.5	296.5	56.0	19%
Delaware Valley	489.6	412.0	77.6	19%
Florida	280.9	297.7	(16.8)	-6%
Illinois	311.3	363.3	(52.0)	-14%
Maryland	530.8	570.3	(39.5)	-7%
Nevada	305.3	323.1	(17.8)	-6%
Texas	135.5	169.0	(33.5)	-20%
Utah	350.0	260.7	89.3	34%
Virginia	492.0	596.2	(104.2)	-17%
Company Average	$355.7	$349.3	$6.4	2%
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M.D.C. HOLDINGS, INC.
Homebuilding Operational Data
(Dollars in thousands)
(Unaudited)

	Three Months Ended
	March 31,		Change
	2007	2006	Amount	%
ORDERS FOR HOMES, NET (UNITS)
Arizona	754	919	(165)	-18%
California	415	544	(129)	-24%
Nevada	380	779	(399)	-51%

West	1,549	2,242	(693)	-31%

Colorado	300	451	(151)	-33%
Utah	210	339	(129)	-38%

Mountain	510	790	(280)	-35%

Maryland	99	152	(53)	-35%
Virginia	112	194	(82)	-42%

East	211	346	(135)	-39%

Delaware Valley	62	39	23	59%
Florida	179	272	(93)	-34%
Illinois	41	44	(3)	-7%
Texas	6	67	(61)	-91%

Other Homebuilding	288	422	(134)	-32%

Total	2,558	3,800	(1,242)	-33%

Estimated Value of Orders for Homes, net	$902,000	$1,360,000	$(458,000)	-34%

Estimated Average Selling Price of Orders for Homes, net	$352.6	$357.9	$(5.3)	-1%

Approximate Order Cancellation Rate (5)	35%	31%	4%

(5) Gross number of cancellations received divided by gross number of orders received.
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M.D.C. HOLDINGS, INC.
Homebuilding Operational Data
(Dollars in thousands)
(Unaudited)

	March 31,	December 31,	March 31,
	2007	2006	2006
BACKLOG (UNITS)
Arizona	1,606	1,504	2,240
California	514	427	845
Nevada	382	315	1,127

West	2,502	2,246	4,212

Colorado	389	253	629
Utah	447	465	504

Mountain	836	718	1,133

Maryland	237	187	329
Virginia	180	136	398

East	417	323	727

Delaware Valley	135	119	189
Florida	248	197	619
Illinois	50	23	88
Texas	7	12	166

Other Homebuilding	440	351	1,062

Total	4,195	3,638	7,134

Backlog Estimated Sales Value	$1,500,000	$1,300,000	$2,700,000

Estimated Average Selling Price of Homes in Backlog	$357.6	$357.3	$378.5

ACTIVE SUBDIVISIONS
Arizona	70	67	58
California	47	45	42
Nevada	45	41	41

West	162	153	141

Colorado	49	47	50
Utah	26	22	21

Mountain	75	69	71

Maryland	18	19	15
Virginia	22	19	25

East	40	38	40

Delaware Valley	4	8	8
Florida	28	30	26
Illinois	6	6	7
Texas	—	2	18

Other Homebuilding	38	46	59

Total	315	306	311

Average for Quarter Ended	311	299	299

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M.D.C. HOLDINGS, INC.
Reconciliation of Non-GAAP Financial Measures
(Dollars in thousands)
(Unaudited)

	March 31,	December 31,	March 31,
	2007	2006	2006
CORPORATE AND HOMEBUILDING DEBT-TO-CAPITAL, NET OF CASH
Total Debt	$1,097,485	$1,127,149	$1,221,931
Less Mortgage Line of Credit	(100,703)	(130,467)	(125,540)

Total Corporate and Homebuilding Debt	996,782	996,682	1,096,391
Less Cash (Including Restricted Cash)	(633,227)	(510,588)	(173,388)

Total Corporate and Homebuilding Debt, Net of Cash	363,555	486,094	923,003
Stockholders’ Equity	2,079,410	2,161,882	2,055,208

Total Corporate and Homebuilding Capital, Net of Cash	$2,442,965	$2,647,976	$2,978,211

Ratio of Corporate and Homebuilding Debt to Capital, Net of Cash	0.15	0.18	0.31
NOTE: From time to time, MDC discloses selected non-GAAP financial measures. While non-GAAP financial measures are not a substitute for the comparable GAAP measures, we believe that certain non-GAAP information is useful to investors and management in comparing current results to historical periods and to competitor results, and that it provides additional information on the performance of MDC’s businesses. The above is a presentation of and reconciliation of selected non-GAAP measures with the most directly comparable GAAP financial measure.
“Ratio of corporate and homebuilding debt to capital, net of cash” is a non-GAAP financial measure. MDC’s management and investors use this ratio to help assess the risk associated with debt in the Company’s capital structure. It excludes debt incurred under MDC’s mortgage line of credit from both the numerator and denominator, as this debt is directly collateralized by mortgage loans held in inventory, which are typical liquidated within 45 days from origination, thereby substantially reducing the risk associated with this type of debt. The ratio’s numerator and denominator are also reduced by MDC’s cash position, as this balance could be used to reduce MDC’s exposure to debt outstanding.
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